UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2020

Sentinel Energy Services Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38271	98-1370747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 2700

Houston, Texas 77002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 407-0686

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act: None*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*The registrant’s common stock is not listed on a stock exchange or quoted on an over-the-counter market. Accordingly, there is no public market for the registrant’s common stock as of the date of this report.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2020, each of Jon A. Marshall and Marc Zenner submitted his resignation from Sentinel Energy Services Inc.’s (the “Company”) board of directors, effective immediately.

The resignations of Messrs. Marshall and Zenner were not due to any disagreement with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENTINEL ENERGY SERVICES INC.

	By:	/s/ Krishna Shivram
Dated: June 2, 2020		Name: Krishna Shivram
Title: Chief Executive Officer

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